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                                                                   EXHIBIT 10.97

                                AMENDMENT NO. 26
                                     TO THE
                     POSTSCRIPT SOFTWARE DEVELOPMENT LICENSE
                            AND SUBLICENSE AGREEMENT
                                     BETWEEN
                           ADOBE SYSTEMS INCORPORATED
                                       AND
                          PEERLESS SYSTEMS CORPORATION

                        Effective as of October 13, 2005

      This Amendment No. 26 (the "Amendment") to the PostScript Software Development License and Sublicense Agreement dated July 23, 1999, as previously amended (the "Agreement"), is between Adobe Systems Incorporated, a Delaware corporation having a place of business at 345 Park Avenue, San Jose, CA 95110 ("Adobe") and Peerless Systems Corporation, a Delaware corporation having a place of business at 2381 Rosecrans Avenue, El Segundo, California 90245 ("Peerless").

The parties agree as follows:

1.    The following new Paragraph 3.1.1 is hereby added to the Agreement:

      "3.1.1 JPEG2000. Notwithstanding anything to the contrary in this Agreement, including without limitation, any materials release forms, any notices on Adobe's file download servers, or appendices and addenda to this Agreement, (i) any source code related to JPEG2000 provided by Adobe to Peerless shall be deemed to be Adobe Support Source and Peerless shall not disclose or in any manner deliver, and shall prohibit its OEM Customers and Third Party Developers from disclosing or otherwise delivering, any modifications made to such source code by Peerless, its Third Party Developers, or its OEM Customers to Adobe, (ii) no license to such modifications as set forth in Paragraph 3.1 (License to Peerless Modifications) above is granted to Adobe, and (iii) Peerless shall not consult with or seek any technical assistance from Adobe with regard to the JPEG2000 source code or request any maintenance support from Adobe arising out of any changes that Peerless, its Third Party Developers, or its OEM Customers might make to the JPEG2000 source code."

2. All other terms and conditions of the Agreement shall remain in full force and effect.

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      IN WITNESS WHEREOF, each of Adobe and Peerless has executed this Amendment
No. 26 to the PostScript Software Development License and Sublicense Agreement by its duly authorized representatives.

Adobe:                                 Peerless:

ADOBE SYSTEMS INCORPORATED             PEERLESS SYSTEMS CORPORATION

By /s/ TODD ROWE                       By /s/ WILLIAM NEIL
   ---------------------------------      ------------------------------------

Print Name:  Todd Rowe                 Print Name:  William Neil

Title:  Vice President                 Title:  VP Finance, CFO
        Solution Channel & OEM Sales

Date:  10/17/05                        Date:  October 13, 2005

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